Sentinel Variable Products Trust

Supplement dated August 2, 2012

to the Prospectus dated April 30, 2012

Sentinel Variable Products Small Company Fund and Sentinel Variable Products Mid Cap Fund

Effective immediately, the Prospectus as it relates to each of the Funds named above is amended to provide that Carole Hersam, CFA, Christian Thwaites, Daniel Manion, CFA, and Hilary Roper, CFA, will serve as co-portfolio managers of such Fund.

The section of the Prospectus titled “Fund Summaries – Management – Portfolio Managers” as it relates to each Fund listed above is deleted in its entirety and replaced with the following:

Portfolio Managers.  Carole Hersam, Vice President with Sentinel, Christian Thwaites, President and CEO of Sentinel, Daniel J. Manion, Senior Vice President and Director of Equity Research with Sentinel, and Hilary Roper, Vice President with Sentinel, have been portfolio managers of the Fund since August 1, 2012.

The section of the Prospectus titled “Management of the Funds” as it relates to each Fund listed above is deleted in its entirety and replaced with the following:

The Fund is managed by a team of investment professionals.  This team consists of Carole Hersam, Christian Thwaites, Daniel Manion and Hilary Roper.  Ms. Hersam, Vice President with Sentinel, joined Sentinel in 2000.  She holds the Chartered Financial Analyst designation.  She has co-managed the Fund since August 1, 2012, and serves as the team’s leader, overseeing the management of the Fund.  Mr. Thwaites has co-managed the Fund since August 1, 2012.  Mr. Manion has co-managed the Fund since August 1, 2012.  Ms. Roper has co-managed the Fund since August 1, 2012.